UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2018

BIGLARI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

INDIANA	333-222267	82-3784946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17802 IH 10 West, Suite 400, San Antonio, Texas		78257
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (210) 344-3400

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On April 30, 2018, Biglari Holdings Inc., an Indiana corporation (the “Predecessor Registrant”), completed a reorganization to implement a dual class structure contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of March 5, 2018 (the “Reorganization Agreement”), by and among the Predecessor Registrant, NBHSA Inc. (the “Company”), an Indiana corporation and a direct, wholly owned subsidiary of the Predecessor Registrant, and BH Merger Company (“Merger Sub”), an Indiana corporation and a direct, wholly owned subsidiary of the Company. Pursuant to the Reorganization Agreement, Merger Sub merged with and into the Predecessor Registrant, with the Predecessor Registrant continuing as the surviving corporation and a wholly owned subsidiary of the Company (the “Reorganization”). At 5:01 p.m., Eastern Time, on April 30, 2018, the effective time of the Reorganization (the “Effective Time”), the Company (through its subsidiaries) commenced conducting all of the operations conducted by the Predecessor Registrant immediately prior to the Reorganization. Promptly following the Reorganization, Company will operate as “Biglari Holdings Inc.” and the Predecessor Registrant changed its name to “OBH Inc.”

The Company has two classes of common stock designated Class A common stock and Class B common stock. A share of Class B common stock has economic rights equivalent to 1/5th of a share of Class A common stock, however, Class B common stock has no voting rights.

As a result of the Reorganization, shareholders of the Predecessor Registrant have the right to properly surrender Predecessor Registrant stock certificates or book entry shares to the Company’s transfer agent in exchange for Company stock certificates or book entry shares representing the Company’s Class A and Class B common stock to which such shareholder is entitled under the Reorganization Agreement. Pursuant to the Reorganization Agreement, shareholders of the Predecessor Registrant are entitled to receive, for every ten (10) shares of common stock of the Predecessor Registrant they owned immediately prior to the Effective Time, (i) ten (10) shares of Class B common stock of the Company and (ii) one (1) share of Class A common stock of the Company. In other words, shareholders are entitled to receive for a share of common stock of the Predecessor Registrant (“Predecessor Common Stock”) (i) one (1) share of Class B common stock of the Company and (ii) 1/10th of one share of Class A common stock of the Company. The foregoing transaction is referred to as the “Recapitalization.”

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose events required to be disclosed on Form 8-K with respect to the Predecessor Registrant prior to the Effective Time and the Company as of the Effective Time. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Company’s Class A and Class B common stock are deemed registered under Section 12(b) of the Exchange Act.

The foregoing description of the Reorganization and Recapitalization does not purport to be complete and is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is filed herewith as Exhibit 2.01 and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated herein by reference. The description of the Reorganization Agreement and the Reorganization contained in the Explanatory Note and this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is filed herewith as Exhibit 2.01 and incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

At the Effective Time, pursuant to the Reorganization Agreement, each outstanding share of Predecessor Common Stock will no longer be outstanding, will be cancelled and will cease to exist and each certificate or book entry share that previously represented shares of Predecessor Common Stock (other than shares held in the treasury of the Predecessor Registrant) will represent only the right to receive the Company’s Class A and Class B common stock to which such shareholder is entitled under the Reorganization Agreement. Computershare Trust Company, N.A. has been appointed as transfer agent to process the exchange of Predecessor Registrant stock certificates for the Company’s Class A and Class B stock certificates. As soon as reasonably practicable after the Effective Time, shareholders of the Predecessor Registrant will receive written instructions from the transfer agent explaining the procedure for surrendering their stock certificates in exchange for the Company’s Class A and Class B common stock. Once shareholders of the Predecessor Registrant have properly surrendered their stock certificates to the transfer agent, along with a duly completed letter of transmittal and any other documents as may customarily be required by the transfer agent, they will receive a statement reflecting their ownership of the uncertificated Class A and Class B common stock of the Company in book-entry form (unless a physical certificate has been requested).

As described above, pursuant to the Reorganization Agreement, shareholders of the Predecessor Registrant are entitled to receive, for every ten (10) shares of Predecessor Common Stock they owned immediately prior to the Effective Time, (i) ten (10) shares of Class B common stock of the Company and (ii) one (1) share of Class A common stock of the Company. In other words, shareholders are entitled to receive for a share of Predecessor Common Stock (i) one (1) share of Class B common stock of the Company and (ii) 1/10th of one share of Class A common stock of the Company.

On April 30, 2018, the Predecessor Registrant notified the New York Stock Exchange (the “NYSE”) of the completion of the Reorganization and requested that the NYSE file a Form 25 with the U.S. Securities and Exchange Commission (“SEC”) to remove the shares of Predecessor Common Stock from listing on the NYSE. Promptly following the effectiveness of the Form 25, the Predecessor Registrant expects to file a Form 15 with the SEC to terminate the registration of shares of Predecessor Common Stock.

As of May 1, 2018, shares of Company’s Class A and Class B common stock will trade on the same exchange, the NYSE. The Class A common stock of the Company is expected to trade under the symbol “BH.A,” whereas the Class B common stock of the Company is expected to trade under the same symbol, “BH,” as the shares of Predecessor Common Stock traded prior to the Reorganization.

Item 3.03.	Material Modification to Rights of Security Holders.

The shares of Company’s Class A and Class B common stock issued pursuant to the Reorganization and Recapitalization were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-4 (File No. 333-222267) (the “Registration Statement”), which was declared effective by the SEC on March 30, 2018.

As a result of the Reorganization, the rights of the holders of Company’s Class A and Class B common stock are governed by the Indiana Business Corporation Law (the “IBCL”) and common law, the Company’s Amended and Restated Articles of Incorporation (as amended, the “Articles”) and the Company’s Amended and Restated By-Laws (as amended, the “By-Laws”). The rights of holders of the Predecessor Common Stock under the Predecessor Registrant’s Amended and Restated Articles of Incorporation (the “Predecessor Charter”) and the rights of holders of the Company’s Class A common stock under the Company’s Articles are substantially the same in substance, and the Predecessor Registrant’s Amended and Restated By-Laws (the “Predecessor By-Laws”) and the Company’s By-Laws are also substantially the same in substance. As a result, there is no comparative difference under the IBCL or the charter documents in the rights of holders of the Company’s Class A common stock and the Predecessor Common Stock. As compared to the Company’s Class A common stock, the Company’s Class B common stock (i) has no voting rights and (ii) has economic rights equivalent to 1/5th of one share of the Class A common stock, but otherwise will be treated equally with the shares of Class A common stock.

A more detailed comparison of the rights of the holders of Company’s Class A and Class B common stock with the rights of the holders of Predecessor Common Stock is set forth in the section entitled “Comparative Rights of Holders of New BH Capital Stock and Company Capital Stock; Provisions under the IBCL and Organization Documents; Anti-Takeover Effects” of the proxy statement/prospectus that forms a part of the Registration Statement.

The foregoing description of the Company’s Class A and Class B common stock contained in this Item 3.03 does not purport to be complete and qualified in its entirety by reference to the description of the Company’s Class A and Class B common stock contained in the “Description of Capital Stock” filed herewith as Exhibit 4.01, which is incorporated herein by reference. In addition, the foregoing description of the Company’s Class A and Class B common stock is qualified in its entirety by reference to the Articles and the By-Laws, copies of which are filed herewith as Exhibit 3.01 and Exhibit 3.03, respectively, and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers

The directors and executive officers of the Company are the same as the directors and executive officers of the Predecessor Registrant immediately prior to the Reorganization, with each holding the same position or positions in the Company as he or she held in the Predecessor Registrant immediately prior to the Effective Time. Each of the Company’s directors will serve until the Company’s 2019 annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal, in accordance with the Articles and By-Laws.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described above, as a result of the Reorganization, the rights of the holders of Company’s Class A and Class B common stock are governed by the IBCL, the Articles and the By-Laws. The information set forth in Item 3.03 of this Current Report on Form 8-K regarding the Articles and the By-Laws is incorporated herein by reference.

Following the Reorganization, on April 30, 2018, the Articles were amended, and the By-Laws were amended and restated, to change the name of the Company from “NBHSA Inc.” to “Biglari Holdings Inc.”

The description of the Articles, as amended, and the By-Laws contained in this Item 5.03 does not purport to be complete and is qualified in its entirety by reference to the Articles and the By-Laws, copies of which are filed herewith as Exhibits 3.01, 3.02, and 3.03, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.01	Amended and Restated Agreement and Plan of Merger, dated as of March 5, 2018, by and among OBH Inc. (formerly Biglari Holdings Inc.), BH Merger Company and Biglari Holdings Inc. (formerly NBHSA Inc.) (incorporated by reference to Exhibit 2.01 to NBHSA Inc.’s Amendment No. 3 to Registration Statement on Form S-4 filed March 28, 2018).

3.01	First Amended and Restated Articles of Incorporation of Biglari Holdings Inc. (formerly NBHSA Inc.) (incorporated by reference to Exhibit 3.01 to NBHSA Inc.’s Amendment No. 3 to Registration Statement on Form S-4 filed March 28, 2018).

3.02	Articles of Amendment to the First Amended and Restated Articles of Incorporation of Biglari Holdings Inc. (formerly NBHSA Inc.).

3.03	By-Laws of Biglari Holdings Inc. (formerly NBHSA Inc.).

4.01	Description of Capital Stock

4.02	Specimen Class A Common Stock Certificate of Biglari Holdings Inc. (formerly NBHSA Inc.) (incorporated by reference to Exhibit 4.01 to NBHSA Inc.’s Amendment No. 3 to Registration Statement on Form S-4 filed March 28, 2018).

4.03	Specimen Class B Common Stock Certificate of Biglari Holdings Inc. (formerly NBHSA Inc.) (incorporated by reference to Exhibit 4.02 to NBHSA Inc.’s Amendment No. 3 to Registration Statement on Form S-4 filed March 28, 2018).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGLARI HOLDINGS INC.

/s/ Bruce Lewis
Bruce Lewis
Controller

Dated: April 30, 2018